OTHER REVENUE (Tables)	12 Months Ended
Jun. 30, 2018
OTHER REVENUE
Schedule of other revenue

License fees received (2)	—	—	252,707
Royalties and annuities received (3)	—	—	47,841

Total other revenue	—	—	300,548

(2)   License fees received in 2016 included $149,837 of licensing income from Applera Corporation. This agreement ended in December 2015.

(3)   Derived under the Group’s non-coding assertion programme that was discontinued during 2015